UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 25, 2009.

TAI PAN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	26-0904488
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 S Lake Ave., Suite 208, Pasadena, CA 91101
(Address of principal executive offices)(Zip Code)

(626) 577-8300
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pursuant to the Agreement and Plan of Merger between Unicapital Acquisition Corp, and Tai Pan Holding, Inc. dated March 11, 2009, completion has taken place under the Agreement and Plan of Merger on March 25, 2009. The achievement dates are summarized as following.

1.
In accordance with the recital C of the Agreement and Plan of Merger, the capital increment exercise has been completed. The Certificate of Amendment of Certificate of Incorporation was approved and certified by the Secretary of State of Delaware on March 12, 2009, refer to Exhibit 2.2.

2.
The Board of Directors and shareholders of each of the Constituent Corporation (as defined under the Agreement and Plan of Merger) have approved and adopted the Agreement and Plan of Merger on March 12, 2009.

3.
The Certificate of Merger of Domestic Corporation and the proposed adoption of the name “Tai Pan Holding, Inc.” and for “Tai Pan Holding, Inc.” (thereafter the name change) to be the surviving corporation have been approved and was certified by the Secretary of State of Delaware on March 25, 2009.

4.	In accordance with Clause 7 of the Agreement and Plan of Merger, the following events in relation to capital stocks were completed on March 25, 2009.

a.
Each existing share of Tai Pan Holding, Inc., being common stocks previously issued and outstanding (“Pre-Merger Share”) was converted into the right to receive one fully paid and non-assessable share of Uncapital Acquisition Corp’s share.

b.
Each of the Pre-Merger Share was replaced by one new ordinary share of the surviving corporation, Tai Pan Holding, Inc. (formerly, Unicapital Acquisition Corp) (the new ordinary share shall hereinafter be referred to as “Tai Pan Holding, Inc. share”), refer to Exhibit 2.1.

c.	Both the Pre-Merger Shares and the Unicapital Acquisition Corp’s common stocks that were issued and outstanding retired and were cancelled on March 25, 2009

5.	The Tai Pan Holding, Inc. share, (formerly known as Unicapital Acquisition Corp.) being the surviving corporation, were issued on April 1, 2009.

(c) Exhibits

Exhibit No.	Description

2.1	Certificate of Merger of Domestic Corporation, approved and certified on March 25, 2009
2.2	Certificate of Amendment of Certificate of Incorporation, approved and certified on March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tai Pan Holding, Inc.
Dated: April 1, 2009	By:	/s/ Cheng Yu Wang
Cheng Yu Wang
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Certificate of Merger of Domestic Corporation, approved and certified on March 25, 2009
2.2	Certificate of Amendment of Certificate of Incorporation, approved and certified on March 12, 2009